Divestment (Tables)	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Reconciliation of Cash Proceeds from Disposition of Stock in Subsidiary
The table below reconciles the cash proceeds from the divested stake in ASMPT:

Gross proceeds	420,409
Paid fees, stamp duty and other expenses	(7,213)
Net proceeds	413,196
Currency translation differences	1,232
Cash balance ASMPT upon sale	(116,174)
Net cash on disposal ASMPT	298,254

Equity Method Investments
Reporting ASMI share in net earnings of ASMPT in the consolidated statement of operations:

Year ended December 31, 2013
Result investments and associates
ASMI share net earnings March 16 - December 31, 2013	23,727
Realized gain on sale 11.88% ASMPT shares	242,838
Unrealized remeasurement gain on retained 40.08% ASMPT shares	1,155,625
Impairment loss	(335,406)
Amortization other intangible assets and fair value changes from PPA	(56,652)
Reported on line result investments and associates	1,030,132
Summarized 100% earnings information for ASMPT equity method investment excluding basis adjustments. The foreign currency exchange rate per December 31, 2014 is 1 HK$: €0.106 (for December 31, 2013: 1HK$: €0.097).

(HK$ million)	2013	2014
Net sales	10,841	14,229
Income before income tax	673	2,028
Net earnings	549	1,580

Summarized 100% balance sheet information for ASMPT equity method investment excluding basis adjustments. The foreign currency exchange rate average 2014 is 1 HK$: €0.097 (2013: 1 HK$: €0.097).

	Year ended December 31,
(HK$ million)	2013	2014
Current assets	8,019	10,840
Non-current assets	2,720	3,632
Current liabilities	3,304	3,759
Non-current liabilities	356	2,532
Equity	7,079	8,181